Vanguard ESG U.S. Stock ETF

Supplement Dated December 19, 2019, to the Prospectus and Summary Prospectus

The purpose of this supplement is to provide you with information regarding an upcoming change to the FTSE US All Cap Choice Index (the “Index”), the index tracked by Vanguard ESG U.S. Stock ETF (the “Fund”).

On December 18, 2019, FTSE Group (“FTSE”) announced that it will revise the methodology for the Index to update the fossil fuels screen.  This change will take effect as of the March 2020 Index reconstitution.  The Fund’s investment objective, strategies, and policies will remain unchanged.

Please see the table below for more information on the Index’s current fossil fuels screen and the Index’s updated fossil fuels screen that will take effect as of the March 2020 Index reconstitution.

Current Fossil Fuels Screen	New Fossil Fuels Screen
The Index excludes stocks of companies that FTSE Group determines engage in the following activities:	The Index excludes stocks of companies that FTSE Group determines engage in the following activities:
Companies that own proved or probable reserves in coal, oil or gas.	Companies that own proved or probable reserves in coal, oil or gas.

Any company with a primary business activity in:

▪The exploration for and drilling, production, refining and supply of oil and gas products

▪The supply of equipment and services to oil fields and offshore platforms, such as drilling, exploration, seismic-information services and platform construction

▪The operations of pipelines carrying oil, gas, or other forms of fuel

▪Integrated oil and gas companies, providing a combination of the services listed above, including refining and marketing of oil and gas products

▪The exploration for or mining of coal

For additional details on the upcoming change to the Index Methodology, please see the Index Resources available on FTSE’s website.

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Vanguard Marketing Corporation, Distributor.PS 4393B 122019